UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 20, 2018

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

BioCryst Pharmaceuticals, Inc. (the “Company”) together with its consolidated subsidiary, MDCP, LLC, a Delaware limited liability company (“MDCP,” and the Company together with MDCP, collectively, the “Borrowers”), entered into a $30 million secured loan facility (the “Loan Transaction,” and such loan, the “Loan”) with MidCap Financial Trust, a Delaware statutory trust, as administrative agent and lender (“MidCap”), pursuant to the terms and conditions of that certain Amended and Restated Credit and Security Agreement, dated as of July 20, 2018 (the “Credit Agreement”), among the Borrowers, MidCap, and the lenders party thereto from time to time.  The Credit Agreement refinances and replaces the Credit and Security Agreement dated as of September 23, 2016, among the Borrowers, MidCap and the lenders party thereto (the “Prior Credit Agreement”).

The Company is using the proceeds of the new Loan to pay off outstanding amounts under the Prior Credit Agreement and the remainder will be used for general corporate purposes.

The Borrowers initially will make interest-only payments for 12 months, with principal payments for 30 months commencing on August 1, 2019.  The interest rate will be a variable interest rate (initially 10.1%) based on the one-month LIBOR with a LIBOR floor of 0.5%.  Upon execution of the Credit Agreement, the Company is paying to MidCap an origination fee of $50,000, an annual administrative fee of $75,000 and a portion of the exit fee due under the Prior Credit Agreement equal to $545,455.  Upon repayment in full of the Loan, the Company is obligated to pay the remaining portion of the exit fee due under the Prior Credit Agreement equal to $605,545 plus a final payment fee equal to 5.0% of a base amount equal to the amount of applicable commitments under the Loan minus the original $23 million under the Prior Credit Agreement, less the amount of any partial exit fees previously paid as described in the last sentence of this paragraph.  In addition, the Company may prepay all or any portion of the Loan in $1,000,000 increments at any time, and may be required to prepay the Loan on the occurrence of certain events, including without limitation (and subject to customary exceptions), the Company’s receipt of the proceeds of casualty events and certain other asset dispositions.  Both optional and mandatory prepayments may be subject to a prepayment premium of: (i) 3% of the Loan amount prepaid in the first year of the Loan and (ii) 2% of the Loan amount prepaid in the second year of the Loan. There will be no prepayment premium if the prepayment is made in the third year of the Loan and thereafter.  In addition, with respect to any voluntary prepayments of the Loan, the Company is obligated to pay a partial exit fee equal to a pro rata portion of the exit fee remaining from the Prior Credit Agreement plus 5% of the aggregate principal amount of the Loan being prepaid at such time.

The obligations of the Borrowers under the Credit Agreement are secured by a first priority lien in favor of MidCap on substantially all of the Company’s and its subsidiaries’ existing and after-acquired assets, excluding certain specified assets of the Borrowers, but including any proceeds thereof, which is consistent with the Prior Credit Agreement.  The Borrowers reaffirmed the security interests in favor of MidCap that they granted in connection with entering into the Prior Credit Agreement, and entered into other customary ancillary and collateral documents.

Under the Credit Agreement, the Borrowers are subject to affirmative covenants which are customary for financings of this type, including the obligations of the Borrowers to: (i) maintain good standing and governmental authorizations, (ii) provide certain information and notices to MidCap, (iii) deliver monthly and annual financial statements to MidCap, (iv) maintain insurance, (v) discharge all taxes, (vi) protect their intellectual property and regulatory permits and (vii) generally protect the collateral granted to MidCap.  The Credit Agreement also contains customary negative covenants that place restrictions on the Borrowers’ ability to, among other things, dispose of or transfer assets, engage in mergers or acquisitions, incur debt, and grant liens, so long as the Loan is outstanding.

Further, the Credit Agreement contains customary events of default, including, without limitation, payment defaults, covenant defaults, breaches of certain representations and warranties, cross defaults to certain material agreements or material indebtedness, certain events of bankruptcy and insolvency, material court orders or judgments, a change of control, and certain adverse regulatory determinations. If an event of default occurs and is not cured within any applicable grace period or is not waived, MidCap and the lenders are entitled to take various actions, including, without limitation, the acceleration of amounts due thereunder, termination of commitments under the Credit Agreement and collection upon the collateral securing the Loan.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: Our Credit Agreement contains restrictions that limit our flexibility in operating our business. These restrictions could cause us to be unable to pursue business opportunities that we or our stockholders may consider beneficial without the lender’s permission or without repaying all Credit Agreement obligations. A breach of any of these covenants could result in an event of default under the Credit Agreement. Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in the Company’s projections and forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: July 20, 2018	By:	/s/ Alane Barnes
Alane Barnes
Vice President, General Counsel, and Corporate Secretary